UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2017
SANTANDER CONSUMER USA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-36270 (Commission File Number)	32-0414408 (IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas (Address of Principal Executive Offices)	75201 (Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110
n/a

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and "emerging growth company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On October 27, 2017, Santander Consumer USA Holdings Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2017. Copies of the Company’s press release and an investor presentation for the quarter ended September 30, 2017 are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
Note: Information in this report (including Exhibits 99.1 and 99.2) furnished pursuant to Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.
Exhibit No.    Description
Exhibit 99.1    Press Release of Santander Consumer USA Holdings Inc., dated October 27, 2017.

Exhibit 99.2	Presentation Materials of Santander Consumer USA Holdings Inc., dated October 27, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2017	SANTANDER CONSUMER USA HOLDINGS INC. By: /s/ Scott Powell Name: Scott Powell Title: Chief Executive Officer